Capital management	12 Months Ended
Mar. 31, 2020
Text block [abstract]
Capital management
32. Capital management
The Group’s objectives when managing capital is to safeguard continuity, maintain a strong credit rating and healthy capital ratios in order to support its business and provide adequate return to shareholders through continuing growth. The Group’s overall strategy remains unchanged from previous year.

The Group sets the amount of capital required on the basis of annual business and long-term operating plans which include capital and other strategic investments. The funding requirements are met through a mixture of equity, internal fund generation and other borrowings. The Group’s policy is to use current and non-current
borrowings to meet anticipated funding requirements.
The Group monitors capital on the basis of the net gearing ratio which is Net debt / Total Capital (equity + net debt). The Group is not subject to any externally imposed capital requirements.
Net debt are
non-current
and current debt as reduced by cash and cash equivalents, other bank balances, current investments and structured investment net of deferred consideration. Equity comprises all components including other comprehensive income.
The following table summarizes the capital of the Group:

As at March 31,	2019	2020	2020
	( ₹ in million)	( ₹ in million)	(US dollars in million)
Equity	731,946	681,895	9,045

Cash and cash equivalents (Note 20 and 21)	73,331	51,558	684
Short term investments (Note 19)	292,112	327,210	4,340
Structured Investment net of liability	27,018	—	—

Total cash (a)	392,461	378,768	5,024
Current borrowings (Note 22)	315,053	212,231	2,815
Non-current borrowings (Note 22)	347,209	367,244	4,871

Total debt (b)	662,262	579,475	7,686
Net debt (c=(b-a))	269,801	200,707	2,662

Total capital (equity+net debt)	1,001,747	882,602	11,707

Gearing ratio	0.3	0.2	0.2